SECURITIES  AND  EXCHANGE  COMMISSION
                           Washington, DC   20549

                                FORM 8-K
                                --------

                             CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

                  Date of Report:  November 21, 2000
                                   -----------------

                          B. B. WALKER COMPANY
                          --------------------
         (Exact name of registrant as specified in its charter)

North Carolina                         0-934                56-0581797
--------------                         -----                ----------
(State or other jurisdiction  (Commission File Number) (IRS Employer ID No.)
 of incorporation or organization)

414 East Dixie Drive, Asheboro, NC                               27203
----------------------------------                               -----
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:     (336) 625-1380
                                                        --------------


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

On November 8, 2000, B.B. Walker Company (the "Company") sold approximately 15 acres of its real property located in Asheboro, NC to Schwarz Properties, LLC (the "Buyer") for a cash purchase price of $2,500,000, which purchase price was determined by arms-length negotiations of the parties. The sale also included a building on this property at 414 East Dixie Drive, which houses the manufacturing operations, warehousing, corporate offices and a retail store of the Company.

Simultaneously, the Company signed a five-year lease agreement with the Buyer to rent approximately 164,000 square feet of the 289,000 square foot facility for $20,500 per month. Notice of an intention to terminate the lease by the Company prior to the expiration of the initial term or any renewal term must be made in writing ninety (90) days prior to the Company's vacating the premises. At the expiration of the lease term on November 7, 2005, the Company shall have the option to extend this lease on a month to month basis with a ninety (90) day notice to vacate.

Although there will be some rearranging of certain departments within the building, the Company does not anticipate that this sale will cause a significant disruption in the Company's operations.

After this sale, the Company retains approximately 10 adjacent acres in Asheboro, NC. This property includes parking lots, three rental houses, and a non-related manufacturing facility which is no longer in use. The Company is in preliminary discussions with potential buyers regarding the sale of this property. There can be no assurance that the Company will sell this property.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

Exhibit 99.   "Offer to Purchase and Contract" dated November 8, 2000
               between B.B. Walker Company and Schwarz Properties, LLC


                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         B. B. Walker Company

Date:  November 21, 2000                 KENT T. ANDERSON
       -----------------                 ----------------
                                         Kent T. Anderson
                                         Chairman of the Board, Chief
                                         Executive Officer, and President


Date:  November 21, 2000                 CAREY M. DURHAM
       -----------------                 ---------------
                                         Carey M. Durham
                                         Vice President and
                                         Chief Financial Officer


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Exhibit 99.   "OFFER TO PURCHASE AND CONTRACT" dated November 8, 2000
               between B.B. Walker Company and Schwarz Properties, LLC

Jeffrey H. Schwarz, as Buyer, hereby offers to purchase and B.B. Walker Company, as Seller, upon acceptance of said offer, agrees to sell and convey, all of that plot, piece or parcel of land described below, together with all improvements located thereon and such personal property as is listed below (the real and personal property are collectively referred to as "the Property"), in accordance with the attached Standard Provisions and upon the following terms and conditions:

1.  REAL PROPERTY:
    Located in the City of Asheboro, County of Randolph, State of North Carolina, being known as and more particularly described as Parcels #7750962160, #7750953743, and #7750859702, owned by B.B. Walker Company of 414 East Dixie Drive, Asheboro, North Carolina 27203.

2.  PERSONAL PROPERTY:  None.

3.  PURCHASE PRICE:
    The purchase price is $2,500,000 and shall be paid in cash at closing.

4.  CONDITIONS:
    The Buyer must be able to obtain a firm commitment on or before 1/15/01, effective through the date of closing, for a conventional loan in the principal amount of $2,000,000 for a term of 15 years, at an interest rate not to exceed 10.25% per annum, with mortgage loan discount points not to exceed 1% of the loan amount. Buyer agrees to use his best efforts to secure such commitment and to advise Seller immediately upon receipt of the lender's decision.

5.  ASSESSMENTS:
    Seller warrants that there are no special assessments, either pending confirmed, for sidewalk, paving, water, sewer or other improvements on or adjoining the Property.

6.  OTHER PROVISIONS AND CONDITIONS:
    All of the attached Standard Provisions are understood and shall apply to this instrument, contingent upon Seller entering into a lease for 164,000 sq. ft. at $1.50 per sq.ft. annual rent, or $20,500 per month.

7.  CLOSING:
    All parities agree to execute any and all documents and papers neces-sary in connection with closing and transfer of title on or before 1/15/01, at a place designated by Buyer. The deed is to be made to Jeffrey H. Schwarz.

8.  POSSESSION:
    Possession shall be delivered 1/15/01.

9.  COUNTERPARTS:
    This offer shall become a binding contract when signed by both Buyer and Seller.


Date of Offer:   10/10/00                  Date of Acceptance:   10/10/00

Buyer:  JEFFREY H. SCHWARZ                 Seller:  KENT T. ANDERSON, CEO
        ------------------                          ---------------------
        Schwarz Properties, LLC                     B.B. Walker Company

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STANDARD PROVISIONS
-------------------

1. EARNEST MONEY: In the event this offer is not accepted, or in the event that any of the conditions hereto are not satisfied, or in the event of a breach of this contract by Seller, then the earnest money shall be returned to Buyer, but such return shall not affect any other remedies available to Buyer for such breach. In the event this offer is accepted and Buyer breaches this contract, then the earnest money shall be available to Seller for such breach. NOTE: In the event of a dispute between Seller and Buyer over the return or forfeiture of earnest money held in escrow by a broker, the broker is required by state law to retain said earnest money in his trust or escrow account until he has obtained a written release from the parties consenting to its disposition or until disbursement is ordered by a court of competent jurisdiction.

2. LOAN ASSUMED: In the event a loan is assumed as part of the payment of the purchase price, then all payments due from Seller thereon must be current at closing, and the principal balance assumed shall be computed as of the date of closing. The amounts shown for the assumption balance and cash at closing shall be adjusted as appropriate at closing to reflect the final computations. Unless Buyer has otherwise specifically agreed in writing, the existing loan must be assumable without either acceleration of the amount secured or any change in the original terms of the note and deed of trust. Buyer shall be responsible for all loan assumption costs. Seller shall have no obligation to pay any loan assumption costs unless specifically set forth in this contract. The escrow account, if any, shall be purchased by Buyer.

3. PROMISSORY NOTE AND DEED OF TRUST: In the event a promissory note secured by a deed of trust is given by Buyer to Seller as part of the payment of the purchase price, the promissory note and deed of trust shall be in the form of and contain the provisions of the currently approved N.C. Bar Association Forms 4 and 5, as modified in paragraph 3 of the preceding page.

4. PRORATIONS AND ADJUSTMENTS: Unless otherwise provided, the following items shall be prorated and either adjusted between the parties or paid at closing.
(a) Ad valorem taxes on real property shall be prorated on a calendar year basis to the date of closing;
(b) Ad valorem taxes on personal property for the entire year shall be paid by Seller;
(c) All late listing penalties, if any, shall be paid by Seller;
(d) Rents, if any, for the Property shall be prorated to the date of closing;
(e) Accrued, but unpaid interest and other charges to Seller, if any, shall be computed to the date of closing and paid by Seller. Interest and other charges prepaid by Seller shall be credited to Seller at closing and paid by Buyer. (Other charges may include FHA mortgage insurance premiums, private mortgage insurance premiums and homeowner's association dues.)

                                   - 4 -

5. FIRE AND OTHER CASUALTY: The risk of loss or damage by fire or other casualty prior to closing shall be upon Seller.

6.  CONDITIONS:
(a) The Property must be in substantially the same condition at closing as on the date of this offer, reasonable wear and tear excepted.
(b) All deeds of trust, liens and other charges against the Property, not assumed by Buyer, must be paid and cancelled by Seller prior to or at closing.
(c) Title must be delivered at closing by general warranty deed and must be fee simple marketable title, free of al encumbrances except ad valorem taxes for the current year (prorated to the date of closing), utility easements and unviolated restrictive covenants that do not materially affect the value of the Property and such other encumbrances as may be assumed or specifically approved by Buyer. The Property must have legal access to a public right of way.

7. NEW LOAN: Buyer shall be responsible for all costs with respect to any new loan obtained by Buyer. Seller shall have no obligation to pay any discount fee or other charge in connection therewith unless specifically set forth in this contract.

8. INSPECTIONS: Unless otherwise stated herein: (i) the electrical, plumbing, heating and cooling systems and built-in appliances, if any, shall be in good working order at closing: (ii) the roof, gutters, structural components, foundations, fireplace(s) and chimney(s) shall be performing the function for which intended and shall not be in need of immediate repair:
(iii) there shall be no unusual drainage conditions or evidence of excessive moisture adversely affecting the structure(s); and (iv) the well/water and septic/sewer systems, if any, shall be adequate, not in need of immediate repair and performing the function for which intended. Buyer shall have the option to have the above listed systems, items and conditions inspected by a reputable inspector or contractor, at Buyer's expense (unless otherwise provided in this contract), but such inspections must be completed in sufficient time before closing to permit any repairs to be completed by closing. If any repairs are necessary, Seller shall have the option of
(a) completing them, (b) providing for their completion, or (c) refusing to complete them. If Seller elects not to complete or provide for the completion of the repairs, then Buyer shall have the option of (d) accepting the Property in its present condition, or (e) terminating this contract, in which case the earnest money shall be refunded. Closing shall constitute acceptance of each of the systems, items and conditions listed in (i), (ii), (iii) and (iv) above in its then existing condition unless provision is otherwise made in writing. IF BUYER OBTAINS A VETERANS ADMINISTRATION (VA) LOAN, SELLER SHALL PAY THE
COST OF ANY WELL/WATER AND SEPTIC/SEWER SYSTEM INSPECTION.  RECOMMENDATION:
Buyer should have any inspections made prior to incurring expenses for closing.

9. WOOD-DESTROYING INSECTS: Unless otherwise stated herein Buyer shall have the option of obtaining, at Buyer's expense, a report from a licensed pest control operator on a standard form in accordance with the regulations of the North Carolina Structural Pest Control Committee, stating that there was no visible evidence of wood-destroying insects and containing no indication of visible damage therefrom. The report must be obtained in sufficient time before closing so as to permit treatment, if any, and repairs, if any, to be completed prior to closing. All treatment required shall be paid for by Seller and completed prior to closing, unless otherwise agreed upon in writing by the parties. If any structural repairs are necessary, Seller shall have the option of (a) completing them, (b) providing for their completion, or (c) refusing to complete them. If Seller elects not to com-plete or provide for the completion of the repairs, then Buyer shall have the option of (d) accepting the Property in its present condition, or (e) termi-nating this contract, in which case the earnest money shall be refunded.
The Buyer is advised that the inspection and report described in this paragraph may not always reveal either structural damage or damage caused by agents or organisms other than wood-destroying insects. If new construction, Seller shall provide a new construction termite guarantee.
IF BUYER OBTAINS A VETERANS ADMINISTRATION (VA) LOAN, SELLER SHALL PAY THE COST OF THE WOOD-DESTROYING INSECT REPORT.

                                   - 5 -

10. LABOR AND MATERIAL: Seller shall furnish at closing an affidavit and indemnification agreement in form satisfactory to Buyer showing that all labor and materials, if any, furnished to the Property within 120 days prior to the date of closing have been paid for and agreeing to indemnify Buyer against all loss from any cause or claim arising therefrom.

11. FUEL: Buyer agrees to purchase from Seller the fuel, if any, situated in a tank on the Property at the prevailing rate, with the cost of measurement thereof, if any, being paid by Seller.

12. CLOSING COSTS: Seller shall pay for the preparation of a deed and for the excise tax (revenue stamps) required by law. Buyer shall pay for recording the deed and for preparation and recording of all instruments required to secure the balance of the purchase price unpaid at closing.

13. EVIDENCE OF TITLE: Seller agrees to use his best efforts to deliver to Buyer as soon as reasonably possible after the acceptance of this offer, copies of all title information in possession of or available to Seller, including but not limited to: title insurance policies, attorney's opinions on title, surveys, covenants, deed, notes and deeds of trust and easements relating to the Property.

14. ASSIGNMENTS: This contract may not be assigned without the written agreement of all parties, but if assigned by agreement, then this contract shall be binding on the assignee and his heirs and successors.

15. PARTIES: This contract shall be binding upon and shall inure to the benefit of the parties and their heirs, successors and assigns. As used herein, words in the singular include the plural and the masculine includes the feminine and neuter genders, as appropriate.

16. SURVIVAL: If any provision herein contained which by its nature and effect is required to be observed, kept or performed after the closing, it shall survive the closing and remain binding upon and for the benefit of the parties hereto until fully observed, kept or performed.

17. ENTIRE AGREEMENT: Buyer acknowledges that he has inspected the Property. This contract contains the entire agreement of the parties and there are no representations, inducements or other provisions other than those expressed in writing. All changes, additions or deletions hereto must be in writing and signed by all parties. Nothing contained herein shall alter any agreement between a REALTOR(r) or broker and Seller as contained in any listing contract or other agreement between them.


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